UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-3275
Legg Mason Partners Investment Funds, Inc.
(Exact name of registrant as specified in charter)
125 Broad Street, New York, NY 10004
(Address of principal executive offices) (Zip code)
Robert I. Frenkel, Esq.
Legg Mason & Co., LLC
300 First Stamford Place, 4th Floor
Stamford, CT 06902
(Name and address of agent for service)
Registrant’s telephone number, including area code: (800) 451-2010
Date of fiscal year end: April 30
Date of reporting period: October 31, 2006
ITEM 1. REPORT TO STOCKHOLDERS.
     The Semi-Annual Report to Stockholders is filed herewith.

SEMI-ANNUAL REPORT OCTOBER 31, 2006	Legg Mason Partners Multiple Discipline Funds All Cap and International

INVESTMENT PRODUCTS: NOT FDIC INSURED•NO BANK GUARANTEE•MAY LOSE VALUE

Legg Mason Partners
Multiple Discipline Funds
All Cap and International

   Semi-Annual Report • October 31, 2006
What’s
Inside

Fund Objective

The Fund seeks long-term growth of capital and income.

Letter from the Chairman	I

Fund at a Glance	1

Fund Expenses	2

Schedule of Investments	4

Statement of Assets and Liabilities	12

Statement of Operations	13

Statements of Changes in Net Assets	14

Financial Highlights	15

Notes to Financial Statements	18

Board Approval of Management and Subadvisory Agreements	29

Additional Shareholder Information	32

Letter from the Chairman

R. JAY GERKEN, CFA
Chairman, President and
Chief Executive Officer

Dear Shareholder,

The U.S. economy took a step backwards and weakened considerably during the six-month reporting period. After gross domestic product (“GDP”)[i] increased a modest 1.7% in the last three months of 2005, the economy rebounded sharply in the first quarter of 2006. During this time, GDP rose 5.6%, its highest reading since the third quarter of 2003. In the second quarter, GDP growth was 2.6%, according to the U.S. Commerce Department. The preliminary estimate for third quarter GDP growth was 2.2%.

After increasing the federal funds rateii to 5.25% in June — its 17th consecutive rate hike — the Federal Reserve Board (“Fed”)iii paused from raising rates at its next four meetings. In its statement accompanying the December meeting, the Fed stated, “Economic growth has slowed over the course of the year, partly reflecting a substantial cooling of the housing market. Although recent indicators have been mixed, the economy seems likely to expand at a moderate pace on balance over coming quarters.” The Fed’s next meeting is at the end of January, and we believe any further rate movements will likely be data dependent.
The U.S. stock market was weak during the first half of the reporting period. Despite continued strong corporate profits, uncertainty regarding the Fed and record high oil prices dampened investor sentiment. However, given the Fed’s three rate pauses and a sharp decline in oil prices, the market rallied sharply over the second half of the period. All told, the S&P 500 Indexiv returned 6.10% during the six months ended October 31, 2006.
International equities also generated positive results during the reporting period, but lagged their U.S. counterparts. During the six months ended October 31, 2006, the MSCI EAFE Index[v] returned 3.77%. As was the case in the U.S., international equities declined during the first three months of the period and then rallied sharply. One notable exception
Legg Mason Partners Multiple Discipline Funds All Cap and International      I

was Japan, as its equity market was weak throughout the reporting period. Mixed economic data and concerns over the likelihood of higher interest rates dragged its market down.

Performance Review

For the six months ended October 31, 2006, Class A shares of Legg Mason Partners Multiple Discipline Funds All Cap and International, excluding sales charges, returned 4.93%. In comparison, the Fund’s unmanaged benchmarks, the Russell 3000 Growth Indexvi, the MSCI EAFE Index and the Russell 3000 Indexvii, returned 2.95%, 3.77% and 5.12% respectively, for the same period. The Lipper Multi-Cap Core Funds Category Average[1] increased 2.97% over the same time frame.

Performance Snapshot as of October 31, 2006 (excluding sales charges) (unaudited)

6 Months

MDF All Cap and International — Class A Shares	4.93%

Russell 3000 Index	5.12%

Russell 3000 Growth Index	2.95%

MSCI EAFE Index	3.77%

Lipper Multi-Cap Core Funds Category Average	2.97%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/InvestorServices.

Excluding sales charges, Class B shares returned 4.49% and Class C shares returned 4.57% over the six months ended October 31, 2006. All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply when shares are purchased or the deduction of taxes that a shareholder would pay on Fund distributions.

Performance figures reflect reimbursements and/or fee waivers, without which the performance would have been lower.
1 Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the six-month period ended October 31, 2006, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 951 funds in the Fund’s Lipper category, and excluding sales charges.
II     Legg Mason Partners Multiple Discipline Funds All Cap and International

Special Shareholder Notices

As part of the continuing effort to integrate investment products managed by the advisers acquired with Citigroup Inc.’s asset management business, Legg Mason, Inc. (“Legg Mason”) recommended various Fund actions in order to streamline product offerings, standardize share class pricing features, eliminate redundancies and improve efficiencies within the organization. At Board meetings held during June and July 2006, the Fund’s Board reviewed and approved these recommendations, and provided authorization to move ahead with proxy solicitations for those matters needing shareholder approval.

Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly CAM North America, LLC, became the Fund’s subadviser and segment manager for the All Cap Growth and All Cap Value segments of the Fund. Causeway Capital Management LLC continued to serve as the subadviser and segment manager for the International segment of the Fund. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.
The Fund’s Board also approved a reorganization pursuant to which the Fund’s assets would be acquired and its liabilities assumed by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (the “Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated, and shares of the Acquiring Fund would be distributed to Fund shareholders. If shareholder approval is obtained, Fund actions are generally expected to be implemented during the first quarter of 2007.
Certain changes regarding share class pricing and related matters were implemented on November 20, 2006. Please consult the Fund’s current prospectus for more information.
The Fund was formerly known as Smith Barney Multiple Discipline Funds — All Cap and International Fund.
Legg Mason Partners Multiple Discipline Funds All Cap and International      III

Information About Your Fund

As you may be aware, several issues in the mutual fund industry have come under the scrutiny of federal and state regulators. Affiliates of the Fund’s manager have, in recent years, received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The regulators appear to be examining, among other things, the Fund’s response to market timing and shareholder exchange activity, including compliance with prospectus disclosure related to these subjects. The Fund is not in a position to predict the outcome of these requests and investigations.

Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you meet your financial goals.
Sincerely,

R. Jay Gerken, CFA
Chairman, President and Chief Executive Officer
December 13, 2006
The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.
RISKS: The Fund may invest in small- and mid-cap companies that may involve a higher degree of risk and volatility than investments in large-cap companies. Foreign stocks are subject to certain risks of overseas investing not associated with domestic investing such as currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuation. These risks are magnified in emerging markets. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for more information on these and other risks.
All index performance reflects no deduction for fees, expenses or taxes. Please note an investor cannot invest directly in an index.

[i]	Gross domestic product is a market value of goods and services produced by labor and property in a given country.

ii	The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

iii	The Federal Reserve Board is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The S&P 500 Index is an unmanaged index of 500 stocks that is generally representative of the performance of larger companies in the U.S.

[v]	The MSCI EAFE Index is an unmanaged index of common stocks of companies located in Europe, Australasia and the Far East.

vi	The Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values.

vii	The Russell 3000 Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the U.S. equity market.
IV     Legg Mason Partners Multiple Discipline Funds All Cap and International

Fund at a Glance (unaudited)

Investment Breakdown
Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      1

Fund Expenses (unaudited)
Example
As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
   This example is based on an investment of $1,000 invested on May 1, 2006 and held for the six months ended October 31, 2006.
Actual Expenses
The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Based on Actual Total Return (1)

	Actual Total	Beginning	Ending	Annualized	Expenses
	Return Without	Account	Account	Expense	Paid During
	Sales Charges(2)	Value	Value	Ratio	the Period(3)

Class A	4.93%	$1,000.00	$1,049.30	1.48%	$7.64

Class B	4.49	1,000.00	1,044.90	2.23	11.49

Class C	4.57	1,000.00	1,045.70	2.23	11.50

(1)	For the six months ended October 31, 2006.

(2)	Assumes reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charges (“CDSC”) with respect to Class B and C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, then divided by 365.
2     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Fund Expenses (unaudited) (continued)
Hypothetical Example for Comparison Purposes
The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.
   Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on Hypothetical Total Return (1)

	Hypothetical	Beginning	Ending	Annualized	Expenses
	Annualized	Account	Account	Expense	Paid During
	Total Return	Value	Value	Ratio	the Period(2)

Class A	5.00%	$1,000.00	$1,017.74	1.48%	$7.53

Class B	5.00	1,000.00	1,013.96	2.23	11.32

Class C	5.00	1,000.00	1,013.96	2.23	11.32

(1)	For the six months ended October 31, 2006.

(2)	Expenses (net of fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year, then divided by 365.
Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      3

Schedule of Investments (October 31, 2006) (unaudited)
LEGG MASON PARTNERS MULTIPLE DISCIPLINE FUNDS ALL CAP AND INTERNATIONAL

Shares	Security	Value

COMMON STOCKS — 88.0%
CONSUMER DISCRETIONARY — 16.4%
Automobiles — 0.5%
6,080	Honda Motor Co., Ltd., ADR	$214,807

Hotels, Restaurants & Leisure — 0.3%
21,340	Compass Group PLC, ADR	112,568

Household Durables — 0.6%
2,000	Electrolux AB, ADR	73,350
2,600	Husqvarna AB, ADR*	63,727
3,590	Koninklijke Philips Electronics NV, New York Registered Shares	125,040

	Total Household Durables	262,117

Internet & Catalog Retail — 1.6%
8,280	Amazon.com Inc.*	315,385
9,325	Expedia Inc.*	151,532
6,895	IAC/ InterActiveCorp.*	213,607

	Total Internet & Catalog Retail	680,524

Media — 10.2%
10,220	Cablevision Systems Corp., New York Group, Class A Shares*	284,014
1,700	Comcast Corp., Class A Shares*	69,139
11,950	Comcast Corp., Special Class A Shares*	483,736
3,221	Discovery Holding Co., Class A Shares*	47,800
28,200	Interpublic Group of Cos. Inc.*	307,662
2,906	Liberty Global Inc., Series A Shares*	76,253
2,763	Liberty Global Inc., Series C Shares*	70,263
1,578	Liberty Media Holding Corp., Capital Group, Series A Shares*	140,537
15,890	Liberty Media Holding Corp., Interactive Group, Series A Shares*	350,692
4,200	Mediaset SpA, ADR	141,362
19,010	News Corp., Class B Shares	413,277
23,610	Pearson PLC, ADR	348,247
4,150	Publicis Groupe, ADR	159,982
2,500	Reuters Group PLC, ADR	128,225
37,300	Time Warner Inc.	746,373
18,710	Walt Disney Co.	588,617

	Total Media	4,356,179

See Notes to Financial Statements.
4     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Specialty Retail — 3.2%
4,740	Bed Bath & Beyond Inc.*	$190,975
9,000	Charming Shoppes Inc.*	133,200
3,000	Gap Inc.	63,060
20,750	Home Depot Inc.	774,597
19,220	Kingfisher PLC, ADR	197,486

	Total Specialty Retail	1,359,318

	TOTAL CONSUMER DISCRETIONARY	6,985,513

CONSUMER STAPLES — 6.1%
Beverages — 1.7%
8,010	Coca-Cola Co.	374,227
900	Molson Coors Brewing Co., Class B Shares	64,062
4,300	PepsiCo Inc.	272,792

	Total Beverages	711,081

Food & Staples Retailing — 1.4%
1,560	Carrefour SA (a)	94,458
6,400	Safeway Inc.	187,904
6,360	Wal-Mart Stores Inc.	313,421

	Total Food & Staples Retailing	595,783

Food Products — 1.2%
1,600	Kraft Foods Inc., Class A Shares	55,040
6,458	Unilever PLC, ADR	156,800
5,825	Wm. Wrigley Jr. Co.	302,609

	Total Food Products	514,449

Household Products — 1.3%
2,500	Kimberly-Clark Corp.	166,300
6,250	Procter & Gamble Co.	396,187

	Total Household Products	562,487

Tobacco — 0.5%
4,225	British American Tobacco PLC, ADR	232,375

	TOTAL CONSUMER STAPLES	2,616,175

ENERGY — 7.6%
Energy Equipment & Services — 1.5%
1,870	Baker Hughes Inc.	129,124
3,670	GlobalSantaFe Corp.	190,473
2,500	Grant Prideco Inc.*	94,425
6,080	Weatherford International Ltd.*	249,766

	Total Energy Equipment & Services	663,788

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      5

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Oil, Gas & Consumable Fuels — 6.1%
11,980	Anadarko Petroleum Corp.	$556,112
3,480	BP PLC, ADR	233,508
1,750	Chevron Corp.	117,600
8,810	Exxon Mobil Corp.	629,210
3,970	Frontline Ltd.	150,185
3,110	Murphy Oil Corp.	146,668
1,260	PetroChina Co., Ltd., ADR	139,091
2,879	Royal Dutch Shell PLC, ADR, Class B Shares	207,288
2,660	Total SA, ADR	181,252
9,460	Williams Cos. Inc.	231,108

	Total Oil, Gas & Consumable Fuels	2,592,022

	TOTAL ENERGY	3,255,810

FINANCIALS — 13.7%
Capital Markets — 3.0%
1,000	Franklin Resources Inc.	113,960
5,540	Lehman Brothers Holdings Inc.	431,234
8,565	Merrill Lynch & Co. Inc.	748,752

	Total Capital Markets	1,293,946

Commercial Banks — 2.2%
5,326	ABN AMRO Holding NV, ADR	155,359
2,315	Allied Irish Banks PLC, ADR	126,492
3,055	BNP Paribas SA, ADR	168,560
2,830	Credit Suisse Group, ADR	171,158
1,208	HSBC Holdings PLC, ADR	115,328
1,300	Shinhan Financial Group Co., Ltd., ADR	120,120
3,200	United Overseas Bank Ltd., ADR	72,640

	Total Commercial Banks	929,657

Consumer Finance — 0.7%
5,120	American Express Co.	295,987

Diversified Financial Services — 2.5%
6,355	Bank of America Corp.	342,344
3,700	ING Groep NV, ADR	164,021
8,380	JPMorgan Chase & Co.	397,547
5,950	Zurich Financial Services AG, ADR	146,816

	Total Diversified Financial Services	1,050,728

Insurance — 3.4%
7,120	American International Group Inc.	478,250
4,330	AXA, ADR	165,060
100	Berkshire Hathaway Inc., Class B Shares*	351,500
5,560	Chubb Corp.	295,514
5,200	Manulife Financial Corp.	168,636

	Total Insurance	1,458,960

See Notes to Financial Statements.
6     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Real Estate Management & Development — 0.5%
37,430	Henderson Land Development Co., Ltd., ADR	$205,865

Thrifts & Mortgage Finance — 1.4%
5,260	MGIC Investment Corp.	309,078
6,500	PMI Group Inc.	277,225

	Total Thrifts & Mortgage Finance	586,303

	TOTAL FINANCIALS	5,821,446

HEALTH CARE — 13.3%
Biotechnology — 4.6%
6,675	Amgen Inc.*	506,699
11,670	Biogen Idec Inc.*	555,492
2,880	Genentech Inc.*	239,904
4,660	Genzyme Corp.*	314,597
4,300	ImClone Systems Inc.*	134,547
19,250	Millennium Pharmaceuticals Inc.*	225,225

	Total Biotechnology	1,976,464

Health Care Providers & Services — 1.0%
8,690	UnitedHealth Group Inc.	423,898

Pharmaceuticals — 7.7%
6,520	Abbott Laboratories	309,765
3,000	Eli Lilly & Co.	168,030
6,760	Forest Laboratories Inc.*	330,834
3,140	GlaxoSmithKline PLC, ADR	167,205
10,990	Johnson & Johnson	740,726
2,945	Novartis AG, ADR	178,850
26,990	Pfizer Inc.	719,283
7,820	Sanofi-Aventis, ADR	333,836
6,390	Wyeth	326,082

	Total Pharmaceuticals	3,274,611

	TOTAL HEALTH CARE	5,674,973

INDUSTRIALS — 8.6%
Aerospace & Defense — 2.9%
5,950	BAE Systems PLC, ADR	193,226
2,000	Boeing Co.	159,720
8,475	Honeywell International Inc.	356,967
2,980	L-3 Communications Holdings Inc.	239,950
5,960	Raytheon Co.	297,702

	Total Aerospace & Defense	1,247,565

Air Freight & Logistics — 0.3%
3,520	TNT NV, ADR	135,168

Construction & Engineering — 0.5%
6,800	Vinci SA, ADR	191,590

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      7

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Electrical Equipment — 0.7%
3,540	Emerson Electric Co.	$298,776

Industrial Conglomerates — 2.9%
11,140	General Electric Co.	391,125
8,670	HBOS PLC, ADR	183,371
2,000	Siemens AG, ADR	179,620
16,190	Tyco International Ltd.	476,472

	Total Industrial Conglomerates	1,230,588

Machinery — 0.9%
3,440	Caterpillar Inc.	208,842
5,860	Pall Corp.	186,934

	Total Machinery	395,776

Marine — 0.4%
5,100	Stolt-Nielsen SA, ADR	146,319

	TOTAL INDUSTRIALS	3,645,782

INFORMATION TECHNOLOGY — 14.8%
Communications Equipment — 2.6%
32,370	Cisco Systems Inc.*	781,088
10,350	Motorola Inc.	238,671
5,490	Nokia Oyj, ADR	109,141

	Total Communications Equipment	1,128,900

Computers & Peripherals — 2.4%
10,415	Dell Inc.*	253,397
2,585	International Business Machines Corp.	238,673
1,500	Lexmark International Inc., Class A Shares*	95,385
4,030	SanDisk Corp.*	193,843
10,952	Seagate Technology	247,296

	Total Computers & Peripherals	1,028,594

Electronic Equipment & Instruments — 0.5%
5,430	Agilent Technologies Inc.*	193,308

Internet Software & Services — 1.3%
4,000	eBay Inc.*	128,520
4,000	VeriSign Inc.*	82,720
12,900	Yahoo! Inc.*	339,786

	Total Internet Software & Services	551,026

See Notes to Financial Statements.
8     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Semiconductors & Semiconductor Equipment — 4.7%
9,260	Applied Materials Inc.	$161,031
5,000	Broadcom Corp., Class A Shares*	151,350
6,450	Cree Inc.*	141,836
19,630	Intel Corp.	418,904
15,060	Micron Technology Inc.*	217,617
5,150	Novellus Systems Inc.*	142,397
27,477	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	266,527
16,170	Texas Instruments Inc.	488,011

	Total Semiconductors & Semiconductor Equipment	1,987,673

Software — 3.3%
4,210	Advent Software Inc.*	155,854
5,080	Autodesk Inc.*	186,690
5,850	Electronic Arts Inc.*	309,407
26,460	Microsoft Corp.	759,667

	Total Software	1,411,618

	TOTAL INFORMATION TECHNOLOGY	6,301,119

MATERIALS — 4.0%
Chemicals — 1.3%
3,420	Dow Chemical Co.	139,502
6,160	E.I. du Pont de Nemours & Co.	282,128
4,405	Syngenta AG, ADR	141,973

	Total Chemicals	563,603

Construction Materials — 0.4%
4,920	CRH PLC, ADR	176,087

Metals & Mining — 1.5%
11,305	Alcoa Inc.	326,828
2,250	POSCO, ADR	158,670
650	Rio Tinto PLC, ADR	143,903

	Total Metals & Mining	629,401

Paper & Forest Products — 0.8%
5,005	Weyerhaeuser Co.	318,268

	TOTAL MATERIALS	1,687,359

TELECOMMUNICATION SERVICES — 2.9%
Diversified Telecommunication Services — 1.8%
7,535	France Telecom SA, ADR	196,663
3,141	Telefonica SA, ADR	181,236
2,030	Telenor ASA, ADR	96,770
7,490	Verizon Communications Inc.	277,130

	Total Diversified Telecommunication Services	751,799

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      9

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Shares	Security	Value

Wireless Telecommunication Services — 1.1%
1,500	Rogers Communications Inc., Class B Shares	$89,730
6,760	SK Telecom Co., Ltd., ADR	162,781
8,703	Vodafone Group PLC, ADR	224,973

	Total Wireless Telecommunication Services	477,484

	TOTAL TELECOMMUNICATION SERVICES	1,229,283

UTILITIES — 0.6%
Electric Utilities — 0.4%
4,000	E.ON AG, ADR	160,520

Multi-Utilities — 0.2%
1,945	Suez SA, ADR	87,175

	TOTAL UTILITIES	247,695

	TOTAL INVESTMENTS BEFORE SHORT-TERM INVESTMENTS (Cost — $32,724,787)	37,465,155

Face
Amount

SHORT-TERM INVESTMENTS — 12.0%
Repurchase Agreements — 12.0%
$257,000	Interest in $382,313,000 joint tri-party repurchase agreement dated 10/31/06 with Banc of America Securities LLC, 5.290% due 11/1/06; Proceeds at maturity — $257,038; (Fully collateralized by various U.S. government agency obligations, 0.000% to 5.375% due 7/23/07 to 5/15/19; Market value — $262,142)	257,000
1,450,000	Interest in $443,169,000 joint tri-party repurchase agreement dated 10/31/06 with Greenwich Capital Markets Inc., 5.280% due 11/1/06; Proceeds at maturity — $1,450,213; (Fully collateralized by various U.S. government agency obligations, 3.314% to 6.554% due 11/1/28 to 11/1/36; Market value — $1,479,010)	1,450,000
3,390,000	Interest in $443,028,000 joint tri-party repurchase agreement dated 10/31/06 with Merrill Lynch, Pierce, Fenner & Smith Inc., 5.290% due 11/1/06; Proceeds at maturity — $3,390,498; (Fully collateralized by U.S. Treasury Note, 4.875% due 8/15/16; Market value — $3,457,800)	3,390,000

	TOTAL SHORT-TERM INVESTMENTS (Cost — $5,097,000)	5,097,000

	TOTAL INVESTMENTS — 100.0% (Cost — $37,821,787#)	42,562,155
	Other Assets in Excess of Liabilities — 0.0%	13,699

	TOTAL NET ASSETS — 100.0%	$42,575,854

*	Non-income producing security.

(a)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).

#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviation used in this schedule:

ADR	— American Depositary Receipt

See Notes to Financial Statements.
10     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Schedule of Investments (October 31, 2006) (unaudited) (continued)

Summary of Investments by Country* (unaudited)

United States	78.1%
United Kingdom	6.2
France	3.7
Switzerland	1.5
Netherlands	1.4
South Korea	1.0
Cayman Islands	1.0
Bermuda	0.9
Germany	0.8
Ireland	0.7
Taiwan	0.6
Canada	0.6
Japan	0.5
Hong Kong	0.5
Spain	0.5
Luxembourg	0.4
Italy	0.3
China	0.3
Sweden	0.3
Finland	0.3
Norway	0.2
Singapore	0.2

100.0%

*	As a percent of total investments. Please note that Fund holdings are as of October 31, 2006 and are subject to change.

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      11

Statement of Assets and Liabilities (October 31, 2006) (unaudited)

ASSETS:
Investments, at value (Cost — $32,724,787)	$37,465,155
Repurchase agreements, at value (Cost — $5,097,000)	5,097,000
Cash	633
Receivable for securities sold	84,338
Receivable for Fund shares sold	33,568
Dividends and interest receivable	23,047
Prepaid expenses	19,651

Total Assets	42,723,392

LIABILITIES:
Payable for Fund shares repurchased	53,783
Investment management fee payable	26,103
Distribution fees payable	9,610
Directors’ fees payable	562
Accrued expenses	57,480

Total Liabilities	147,538

Total Net Assets	$42,575,854

NET ASSETS:
Par value (Note 6)	$3,141
Paid-in capital in excess of par value	36,977,853
Undistributed net investment income	58,930
Accumulated net realized gain on investments and foreign currency transactions	795,562
Net unrealized appreciation on investments	4,740,368

Total Net Assets	$42,575,854

Shares Outstanding:
Class A	1,285,123

Class B	394,281

Class C	1,461,742

Net Asset Value:
Class A (and redemption price)	$13.63

Class B*	$13.50

Class C*	$13.50

Maximum Public Offering Price Per Share:
Class A (based on maximum sales charge of 5.00%)	$14.35

*Redemption price is NAV of Class B and C shares reduced by a 5.00% and 1.00% CDSC, respectively, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.
12     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Statement of Operations (For the six months ended October 31, 2006) (unaudited)

INVESTMENT INCOME:
Dividends	$344,943
Interest	116,567
Less: Foreign taxes withheld	(14,676)

Total Investment Income	446,834

EXPENSES:
Investment management fee (Note 2)	151,123
Distribution fees (Notes 2 and 4)	139,463
Registration fees	21,449
Custody fees	20,088
Merger and proxy fees	16,785
Shareholder reports (Note 4)	16,068
Audit and tax	12,939
Transfer agent fees (Note 4)	8,427
Legal fees	7,794
Directors’ fees	1,030
Insurance	284
Miscellaneous expenses	2,981

Total Expenses	398,431
Less: Fee waivers and/or expense reimbursements (Notes 2 and 7)	(10,527)

Net Expenses	387,904

Net Investment Income	58,930

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTES 1 AND 3):
Net Realized Gain From:
Investment transactions	515,879
Foreign currency transactions	727

Net Realized Gain	516,606

Change in Net Unrealized Appreciation/ Depreciation From Investments	1,366,681

Net Gain on Investments and Foreign Currency Transactions	1,883,287

Increase in Net Assets From Operations	$1,942,217

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      13

Statements of Changes in Net Assets

For the six months ended October 31, 2006 (unaudited)
and the year ended April 30, 2006

	October 31	April 30

OPERATIONS:
Net investment income	$58,930	$2,295
Net realized gain	516,606	322,390
Change in net unrealized appreciation/depreciation	1,366,681	3,393,163

Increase in Net Assets From Operations	1,942,217	3,717,848

DISTRIBUTIONS TO SHAREHOLDERS FROM (NOTES 1 AND 5):
Net investment income	—	(25,000)
Net realized gains	—	(38,051)

Decrease in Net Assets From Distributions to Shareholders	—	(63,051)

FUND SHARE TRANSACTIONS (NOTE 6):
Net proceeds from sale of shares	4,299,293	31,695,121
Reinvestment of distributions	—	60,905
Cost of shares repurchased	(2,624,541)	(4,360,737)

Increase in Net Assets From Fund Share Transactions	1,674,752	27,395,289

Increase in Net Assets	3,616,969	31,050,086
NET ASSETS:
Beginning of period	38,958,885	7,908,799

End of period*	$42,575,854	$38,958,885

* Includes undistributed net investment income of:	$58,930	—

See Notes to Financial Statements.
14     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Financial Highlights
For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class A Shares(1)	2006(2)		2006	2005(3)

Net Asset Value, Beginning of Period	$12.99		$11.32	$11.40

Income (Loss) From Operations:
Net investment income	0.05		0.05	0.02
Net realized and unrealized gain (loss)	0.59		1.65	(0.10)

Total Income (Loss) From Operations	0.64		1.70	(0.08)

Less Distributions From:
Net investment income	—		(0.02)	—
Net realized gains	—		(0.01)	—

Total Distributions	—		(0.03)	—

Net Asset Value, End of Period	$13.63		$12.99	$11.32

Total Return(4)	4.93%		15.10%	(0.70)%

Net Assets, End of Period (000s)	$17,522		$16,304	$2,429

Ratios to Average Net Assets:
Gross expenses	1.52	%(5)	2.07%	23.42	%(5)
Net expenses(6)(7)	1.48	(5)(8)	1.39	1.40	(5)
Net investment income	0.73	(5)	0.41	2.27	(5)

Portfolio Turnover Rate	12%		22%	0	%(9)

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2006 (unaudited).

(3)	For the period April 1, 2005 (inception date) to April 30, 2005.

(4)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class A shares will not exceed 1.40%.

(7)	Reflects fee waivers and/or expense reimbursements.

(8)	The ratio of expenses to average net assets of Class A shares exceeds the voluntary expense limitation by 0.08% due to extraordinary expenses.

(9)	Amount represents less than 1%.

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      15

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class B Shares(1)	2006(2)		2006	2005(3)

Net Asset Value, Beginning of Period	$12.92		$11.32	$11.40

Income (Loss) From Operations:
Net investment income (loss)	(0.00	)(4)	(0.04)	0.01
Net realized and unrealized gain (loss)	0.58		1.65	(0.09)

Total Income (Loss) From Operations	0.58		1.61	(0.08)

Less Distributions From:
Net realized gains	—		(0.01)	—

Total Distributions	—		(0.01)	—

Net Asset Value, End of Period	$13.50		$12.92	$11.32

Total Return(5)	4.49%		14.27%	(0.70)%

Net Assets, End of Period (000s)	$5,324		$5,045	$718

Ratios to Average Net Assets:
Gross expenses	2.35	%(6)	3.08%	24.17	%(6)
Net expenses(7)(8)	2.23	(6)(9)	2.14	2.15	(6)
Net investment income (loss)	(0.01	)(6)	(0.33)	0.94	(6)

Portfolio Turnover Rate	12%		22%	0	%(10)

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2006 (unaudited).

(3)	For the period April 1, 2005 (inception date) to April 30, 2005.

(4)	Amount represents less than $0.01 per share.

(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage taxes and extraordinary expenses, of Class B shares will not exceed 2.15%.

(8)	Reflects fee waivers and/or expense reimbursements.

(9)	The ratio of expenses to average net assets of Class B shares exceeds the voluntary expense limitation by 0.08% due to extraordinary expenses.

(10)	Amount represents less than 1%.

See Notes to Financial Statements.
16     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Financial Highlights (continued)
For a share of each class of capital stock outstanding throughout each year ended April 30, unless otherwise noted:

Class C Shares(1)	2006(2)		2006	2005(3)

Net Asset Value, Beginning of Period	$12.91		$11.31	$11.40

Income (Loss) From Operations:
Net investment income (loss)	(0.00	)(4)	(0.04)	0.01
Net realized and unrealized gain (loss)	0.59		1.65	(0.10)

Total Income (Loss) From Operations	0.59		1.61	(0.09)

Less Distributions From:
Net realized gains	—		(0.01)	—

Total Distributions	—		(0.01)	—

Net Asset Value, End of Period	$13.50		$12.91	$11.31

Total Return(5)	4.57%		14.29%	(0.79)%

Net Assets, End of Period (000s)	$19,730		$17,610	$4,464

Ratios to Average Net Assets:
Gross expenses	2.28	%(6)	2.83%	24.16	%(6)
Net expenses(7)(8)	2.23	(6)(9)	2.14	2.15	(6)
Net investment income (loss)	(0.02	)(6)	(0.31)	1.43	(6)

Portfolio Turnover Rate	12%		22%	0	%(10)

(1)	Per share amounts have been calculated using the average shares method.

(2)	For the six months ended October 31, 2006 (unaudited).

(3)	For the period April 1, 2005 (inception date) to April 30, 2005.

(4)	Amount represents less than $0.01 per share.

(5)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(6)	Annualized.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets, other than interest, brokerage, taxes and extraordinary expenses, of Class C shares will not exceed 2.15%.

(8)	Reflects fee waivers and/or expense reimbursements.

(9)	The ratio of expenses to average net assets of Class C shares exceeds the voluntary expense limitation by 0.08% due to extraordinary expenses.

(10)	Amount represents less than 1%.

See Notes to Financial Statements.
Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      17

Notes to Financial Statements (unaudited)

1.	Organization and Significant Accounting Policies
Legg Mason Partners Multiple Discipline Funds All Cap and International (the “Fund”) is a separate diversified series of Legg Mason Partners Investment Funds, Inc. (the “Company”). The Company, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.
   The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.
   (a) Investment Valuation. Equity securities for which market quotations are available are valued at the last sale price or official closing price on the primary market or exchange on which they trade. Debt securities are valued at the mean between the bid and asked prices provided by an independent pricing service that are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates market value.
   (b) Repurchase Agreements. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian take possession of the underlying collateral securities, the market value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults, and the market value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.
   (c) Security Transactions and Investment Income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults on an expected interest payment, the Fund’s policy is to generally halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default.
   (d) Foreign Currency Translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based

18     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.
   The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.
   Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities, at the date of valuation, resulting from changes in exchange rates.
   Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.
   (e) Foreign Risk. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies and may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.
   (f) Distributions to Shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.
   (g) Class Accounting. Investment income, common expenses and realized/unrealized gain (loss) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that class.
   (h) Federal and Other Taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required in the Fund’s financial

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      19

Notes to Financial Statements (unaudited) (continued)
statements. Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.
   (i) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share.

2.	Investment Management Agreement and Other Transactions with Affiliates
Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”), an indirect wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”), acted as the investment manager of the Fund and Causeway Capital Management LLC (“Causeway”) acted as subadviser and segment manager for the Fund’s International segment. Under the investment management agreement, the Fund paid an investment management fee calculated daily and paid monthly in accordance with the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.750%
Next $1 billion	0.725
Next $3 billion	0.700
Next $5 billion	0.675
Over $10 billion	0.650

   Causeway continues to serve as a subadviser and segment manager for the International segment of the Fund. Causeway receives a fee from the investment manager, not the Fund, for its services out of the management fee the investment manager receives from the Fund, calculated daily and paid monthly on the Fund’s average daily net assets allocated to the International segment according to the following breakpoint schedule:

Average Daily Net Assets	Annual Rate

First $1 billion	0.400%
Next $1 billion	0.375
Next $3 billion	0.350
Next $5 billion	0.325
Over $10 billion	0.300

   Effective August 1, 2006, Legg Mason Partners Fund Advisor, LLC (“LMPFA”) became the Fund’s investment manager and ClearBridge Advisors, LLC (“ClearBridge”), formerly known as CAM North America, LLC, became the Fund’s subadviser and segment manager for the All Cap Growth and All Cap Value segments of the Fund. ClearBridge receives a fee from LMPFA, not the Fund, for its services, calculated daily and paid monthly, at the

20     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
annual rate of 70% of the investment management fee paid to LMPFA, net of expense waivers and reimbursements. The portfolio managers who are responsible for the day-to-day management of the Fund remain the same immediately prior to and immediately after the date of these changes. LMPFA and ClearBridge are wholly-owned subsidiaries of Legg Mason.
   LMPFA provides administrative and certain oversight services to the Fund. LMPFA has delegated to the subadvisers the day-to-day portfolio management of the Fund except for the management of cash and short term investments. The Fund’s investment management fee remains unchanged.
   During the six months ended October 31, 2006, the Fund’s Class A, B and C shares had expense limitations in place of 1.40%, 2.15% and 2.15%, respectively. These expense limitations can be terminated at any time. During the six months ended October 31, 2006, SBFM and LMPFA waived a portion of their fees in the amount of $10,500. In addition, for the year ended October 31, 2006, the Fund was reimbursed for its expenses in the amount of $27.
   Citigroup Global Markets Inc. (“CGM”) and Legg Mason Investor Services, LLC (“LMIS”) serve as co-distributors of the Fund. LMIS is a wholly-owned broker-dealer subsidiary of Legg Mason.
   There is a maximum initial sales charge of 5.00% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 5.00% on Class B shares, which applies if redemption occurs within one year from purchase payment. This CDSC declines thereafter by 1.00% per year until no CDSC is incurred. Class C shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within one year from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of Class A shares, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.
   For the six months ended October 31, 2006, LMIS and its affiliates received sales charges of approximately $4,000 on sales of the Fund’s Class A shares. In addition, for the six months ended October 31, 2006, CDSCs paid to LMIS and its affiliates were approximately:

	Class B	Class C

CDSCs	$5,000	$4,000

   Effective November 20, 2006, the maximum initial sales charge on Class A shares of the Fund will increase from 5.00% to 5.75% for shares purchased on or after that date.
   Certain officers and one Director of the Company are employees of Legg Mason or its affiliates and do not receive compensation from the Company.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      21

Notes to Financial Statements (unaudited) (continued)

3.	Investments
During the six months ended October 31, 2006, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$5,094,171

Sales	4,276,695

   At October 31, 2006, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$5,164,765
Gross unrealized depreciation	(424,397)

Net unrealized appreciation	$4,740,368

4.	Class Specific Expenses
The Fund has adopted a Rule 12b-1 distribution plan and under that plan the Fund pays a service fee with respect to its Class A, B and C shares calculated at the annual rate of 0.25% of the average daily net assets of each respective class. The Fund also pays a distribution fee with respect to its Class B and C shares calculated at the annual rate of 0.75% of the average daily net assets of each class, respectively. Distribution fees are accrued daily and paid monthly.
   For the six months ended October 31, 2006, class specific expenses were as follows:

	Distribution	Transfer Agent	Shareholder Reports
	Fees	Fees	Expenses

Class A	$20,666	$3,167	$5,699
Class B	25,875	1,665	3,159
Class C	92,922	3,595	7,210

Total	$139,463	$8,427	$16,068

22     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)

5.	Distributions to Shareholders by Class

	Six Months Ended	Year Ended
	October 31, 2006	April 30, 2006

Net Investment Income
Class A	—	$25,000

Total	—	$25,000

Net Realized Gains
Class A	—	$16,626
Class B	—	4,934
Class C	—	16,491

Total	—	$38,051

6.	Capital Shares
At October 31, 2006, the Company had 10 billion shares of capital stock authorized with a par value of $0.001 per share. The Fund has the ability to issue multiple classes of shares. Each share of a class represents an identical interest in the Fund and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

	Six Months Ended		Year Ended
	October 31, 2006		April 30, 2006

	Shares	Amount	Shares	Amount

Class A
Shares sold	109,621	$1,404,851	1,211,693	$14,371,603
Shares issued on reinvestment	—	—	3,265	40,097
Shares repurchased	(79,349)	(1,027,919)	(174,659)	(2,150,023)

Net Increase	30,272	$376,932	1,040,299	$12,261,677

Class B
Shares sold	38,126	$487,390	379,207	$4,516,853
Shares issued on reinvestment	—	—	391	4,769
Shares repurchased	(34,440)	(438,692)	(52,403)	(643,713)

Net Increase	3,686	$48,698	327,195	$3,877,909

Class C
Shares sold	189,089	$2,407,052	1,069,110	$12,806,665
Shares issued on reinvestment	—	—	1,317	16,039
Shares repurchased	(91,329)	(1,157,930)	(100,996)	(1,254,106)

Net Increase	97,760	$1,249,122	969,431	$11,568,598

Class Y†
Shares repurchased	—	—	(26,316)	$(312,895)

Net Decrease	—	—	(26,316)	$(312,895)

†	On August 24, 2005, Class Y shares were liquidated.

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      23

Notes to Financial Statements (unaudited) (continued)

7.	Regulatory Matters
On May 31, 2005, the U.S. Securities and Exchange Commission (“SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the Fund’s prior investment manager, and CGM relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the Fund (the “Funds”).
   The SEC order finds that SBFM and CGM willfully violated Section 206(1) of the Investment Advisers Act of 1940 (“Advisers Act”). Specifically, the order finds that SBFM and CGM knowingly or recklessly failed to disclose to the boards of the Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGM. The order also finds that SBFM and CGM willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Funds’ best interests and that no viable alternatives existed. SBFM and CGM do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.
   The SEC censured SBFM and CGM and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order requires Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made.
   The order also required that transfer agency fees received from the Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order.
   On April 3, 2006, an aggregate amount of approximately $9 million was distributed to the affected Funds.

24     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
   The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGM would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Fund’s Board selected a new transfer agent for the Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.
   Although there can be no assurance, the Fund’s manager does not believe that this matter will have a material adverse effect on the Fund.
   On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

8.	Legal Matters
Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGM and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in Note 7. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.
   On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.
   As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.
*     *     *
   Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against CGM and a number of its then affiliates, including SBFM and Salomon Brothers Asset Management Inc (“SBAM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGM created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGM for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      25

Notes to Financial Statements (unaudited) (continued)
Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.
   On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Funds in which none of the plaintiffs had invested (including the Fund) and dismissing those Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to repeal as a derivative claim.
   On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against CAM, SBAM, SBFM and CGM as investment advisers to the identified funds, as well as CGM as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.
   Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.
9. Other Matters
On September 16, 2005, the staff of the SEC informed SBFM and SBAM that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and SBAM for alleged violations of Section 19(a) and 34(b) of the 1940 Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the 1940 Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with

26     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Notes to Financial Statements (unaudited) (continued)
the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or SBAM.
   Although there can be no assurance, the Fund’s manager believes that this matter is not likely to have a material adverse effect on the Fund.

10.	Additional Shareholder Information
The Fund’s Board approved a reorganization pursuant to which the Fund’s assets would be acquired, and its liabilities assumed by Legg Mason Partners Multiple Discipline Funds All Cap Growth and Value (the“Acquiring Fund”), in exchange for shares of the Acquiring Fund. The Fund would then be liquidated and shares of the Acquiring Fund would be distributed to Fund shareholders.
   Under the reorganization, Fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the Fund. It is anticipated that as a result of the reorganization, Fund shareholders would recognize no gain or loss for Federal income tax purposes. The reorganization is subject to the satisfaction of certain conditions, including approval by Fund shareholders. If Fund shareholders approve the reorganization, it is expected to occur during the first quarter of 2007.
   The Fund’s Board approved certain share class modifications which, among other things, standardize share class features for all equity and fixed income funds in the fund complex. The features standardized include such things as sales loads, distribution charges and other costs. These modifications were implemented on November 20, 2006.
   The Fund’s Board also approved a number of initiatives designed to streamline and restructure the fund complex, and authorized seeking shareholder approval for those initiatives where shareholder approval is required. As a result, Fund shareholders have been asked to elect a new Board, approve matters that will result in the Fund being grouped for organizational and governance purposes with other funds in the fund complex, and domicile the Fund as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders also have been asked to approve investment matters, including standardized fundamental investment policies. If shareholder approval is obtained, these matters generally are expected to be implemented during the first half of 2007.

11.	Recent Accounting Pronouncements
During June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation 48 (“FIN 48” or the “Interpretation”), Accounting for Uncertainty in Income Taxes — an interpretation of FASB statement 109. FIN 48 supplements FASB Statement 109, Accounting for Income Taxes, by defining the confidence level that a tax position must meet in order to be recognized in the financial statements. FIN 48 prescribes a comprehensive model for how a fund should recognize, measure, present, and disclose in its financial statements uncertain tax positions that the fund has taken or expects to take on a tax return. FIN 48 requires that the tax effects of a position be recognized only if it is “more likely than not” to be sustained based solely on its technical merits. Management

Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report      27

Notes to Financial Statements (unaudited) (continued)
must be able to conclude that the tax law, regulations, case law, and other objective information regarding the technical merits sufficiently support the position’s sustainability with a likelihood of more than 50 percent. FIN 48 is effective for fiscal periods beginning after December 15, 2006. At adoption, the financial statements must be adjusted to reflect only those tax positions that are more likely than not to be sustained as of the adoption date. Management of the Fund has determined that adopting FIN 48 will not have a material impact on the Fund’s financial statements.
*     *     *
   On September 20, 2006, FASB released Statement of Financial Accounting Standards No. 157 “Fair Value Measurements” (“FAS 157”). FAS 157 establishes an authoritative definition of fair value, sets out a framework for measuring fair value, and requires additional disclosures about fair value measurements. The application of FAS 157 is required for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 157 and its impact on the financial statements has not yet been determined.
   Should shareholders approve the reorganization proposal, these new standards will not be applicable.

28     Legg Mason Partners Multiple Discipline Funds All Cap and International 2006 Semi-Annual Report

Board Approval of Management and Subadvisory
Agreements (unaudited)
At a meeting held in person on June 29, 2006, the Fund’s Board, including a majority of the Board members who are not “interested persons” of the Fund or Legg Mason Partners Fund Advisor, LLC (the “Manager”) or any sub-investment adviser or proposed sub-investment adviser as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Board Members”), approved a new management agreement (the “New Management Agreement”) between the Fund and the Manager. The Fund’s Board, including a majority of the Independent Board Members, also approved separate new subadvisory agreements between the Manager and each of ClearBridge Advisors, LLC (“ClearBridge”) and Causeway Capital Management LLC (“Causeway”) (each a “Subadviser”) (each a “New Subadvisory Agreement”). The New Management Agreement and the New Subadvisory Agreements replaced the Fund’s prior management agreement with Smith Barney Fund Management LLC and the prior subadvisory agreement with Causeway and were entered into in connection with an internal reorganization of the Manager’s, prior manager’s and ClearBridge’s parent organization, Legg Mason. In approving the New Management Agreement and New Subadvisory Agreements, the Board, including the Independent Board Members, considered the factors discussed below, among other things.
   The Board noted that the Manager will provide administrative and certain oversight services to the Fund, and that the Manager will delegate to ClearBridge the day-to-day portfolio management of the All Cap Growth and All Cap Value segments of the Fund and will delegate to Causeway the day-to-day portfolio management of the International segment of the Fund. The Board members reviewed the qualifications, backgrounds and responsibilities of the senior personnel that will provide oversight and general management services and the portfolio management team that would be primarily responsible for the day-to-day management of the Fund. The Board members noted that the portfolio managers who are responsible for the day-to-day management of the Fund would remain the same immediately prior to and after the changes.
   The Board members received and considered information regarding the nature, extent and quality of services expected to be provided to the Fund by the Manager under the New Management Agreement and by the Subadvisers under the New Subadvisory Agreements. The Board members’ evaluation of the services expected to be provided by the Manager and the Subadvisers took into account the Board members’ knowledge and familiarity gained as Fund Board members, including as to the scope and quality of Legg Mason’s investment management and other capabilities and the quality of its administrative and other services. The Board members considered, among other things, information and assurances provided by Legg Mason as to the operations, facilities and organization of the Manager and the Subadvisers and the qualifications, backgrounds and responsibilities of their senior personnel. The Board members further considered the financial resources available to the Manager, the Subadvisers and Legg Mason. The Board members concluded that, overall, the nature, extent and quality of services expected to be provided under the New Management Agreement and the New Subadvisory Agreements were acceptable.

Legg Mason Partners Multiple Discipline Funds All Cap and International      29

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
   The Board members also received and considered performance information for the Fund, as well as comparative information with respect to a peer group of funds (the “Performance Universe”) selected by Lipper, Inc. (“Lipper”), an independent provider of investment company data. The Board members were provided with a description of the methodology Lipper used to determine the similarity of the Fund to the funds included in the Performance Universe. The Board members noted that they had received and discussed with management, at periodic intervals, information comparing the Fund’s performance against, among other things, its benchmarks. Based on the Board members’ review, which included careful consideration of the factors noted above, the Board members concluded that the performance of the Fund, under the circumstances, supported approval of the New Management Agreement and New Subadvisory Agreements.
   The Board members reviewed and considered the management fee that would be payable by the Fund to the Manager in light of the nature, extent and quality of the management services expected to be provided by the Manager, including the fee waiver and/or expense reimbursement arrangements currently in place. Additionally, the Board members received and considered information comparing the Fund’s management fee and overall expenses with those of comparable funds in both the relevant expense group and a broader group of funds, each selected and provided by Lipper. The Board members also reviewed and considered the subadvisory fee that would be payable by the Manager to the Subadvisers in light of the nature, extent and quality of the management services expected to be provided by the Subadvisers. The Board members noted that the Manager, and not the Fund, will pay the subadvisory fee to each Subadviser. The Board members determined that the Fund’s management fee and the Fund’s subadvisory fees were reasonable in light of the nature, extent and quality of the services expected to be provided to the Fund under the New Management Agreement and the New Subadvisory Agreements.
   The Board members received and considered a pro-forma profitability analysis of Legg Mason and its affiliates in providing services to the Fund, including information with respect to the allocation methodologies used in preparing the profitability data. The Board members recognized that Legg Mason may realize economies of scale based on its internal reorganization and synergies of operations. The Board members noted that it was not possible to predict with a high degree of confidence how Legg Mason’s and its affiliates’ profitability would be affected by its internal reorganization and by other factors including potential economies of scale, but that based on their review of the pro forma profitability analysis, their most recent prior review of the profitability of the predecessor manager and its affiliates from their relationship with the Fund and other factors considered, they determined that the management fee was reasonable. The Board members noted that they expect to receive profitability information on an annual basis.
   In their deliberations, the Board members also considered, and placed significant importance on, information that had been received and conclusions that had been reached by the Board in connection with the Board’s most recent approval of the Fund’s prior management agreement and the prior subadvisory agreement with Causeway, in addition to

30     Legg Mason Partners Multiple Discipline Funds All Cap and International

Board Approval of Management and Subadvisory
Agreements (unaudited) (continued)
information provided in connection with the Board’s evaluation of the terms and conditions of the New Management Agreement and the New Subadvisory Agreements.
   The Board members considered Legg Mason’s advice and the advice of its counsel that the New Management Agreement and the New Subadvisory Agreements were being entered into in connection with an internal reorganization within Legg Mason, that did not involve an actual change of control or management. The Board members further noted that the terms and conditions of the New Management Agreement are substantially identical to those of the Fund’s previous management agreement except for the identity of the Manager, and that the initial term of the New Management Agreement (after which it will continue in effect only if such continuance is specifically approved at least annually by the Board, including a majority of the Independent Board Members) was the same as that under the prior management agreement. They noted, in addition, that the terms and conditions of the New Subadvisory Agreement are likewise unchanged from those of the prior subadvisory agreement with Causeway.
   In light of all of the foregoing, the Board, including the Independent Board Members, approved the New Management Agreement and the New Subadvisory Agreements. No single factor reviewed by the Board members was identified as the principal factor in determining whether to approve the New Management Agreement and the New Subadvisory Agreements. The Independent Board Members were advised by separate independent legal counsel throughout the process. The Independent Board Members also discussed the proposed approval of the New Management Agreement and the New Subadvisory Agreements in private sessions with their independent legal counsel at which no representatives of the Manager or Subadvisers were present.

Legg Mason Partners Multiple Discipline Funds All Cap and International      31

Additional Shareholder Information (unaudited)
Results of a Special Meeting of Shareholders
On December 11, 2006, a Special Meeting of Shareholders was held to elect Board Members. The following table provides the number of votes cast for or against, as well as the number of abstentions and broker non-votes as to the matter voted on at the Special Meeting of Shareholders.
Election of Board Members†

		Votes		Broker
Item Voted On	Votes For	Against	Abstentions	Non-Votes

Nominees:
Paul R. Ades	121,866,497.391	3,054,107.186	0.000	0.000
Andrew L. Breech	121,900,821.025	3,019,783.552	0.000	0.000
Dwight B. Crane	121,850,512.564	3,070,092.013	0.000	0.000
Robert M. Frayn, Jr.	121,778,191.988	3,142,412.589	0.000	0.000
Frank G. Hubbard	121,848,495.495	3,072,109.082	0.000	0.000
Howard J. Johnson	121,865,914.325	3,054,690.252	0.000	0.000
David E. Maryatt	121,813,754.911	3,106,849.666	0.000	0.000
Jerome H. Miller	121,858,470.310	3,062,134.267	0.000	0.000
Ken Miller	121,889,516.870	3,031,087.707	0.000	0.000
John J. Murphy	121,864,667.771	3,055,936.806	0.000	0.000
Thomas F. Schlafly	121,848,860.151	3,071,754.426	0.000	0.000
Jerry A. Visclone	121,844,786.595	3,076,817.982	0.000	0.000
R. Jay Gerken, CFA	121,826,709.163	3,093,895.424	0.000	0.000

†	Board Members are elected by the shareholders of all of the series of the Company of which the Fund is a series.

32     Legg Mason Partners Multiple Discipline Funds All Cap and International

Legg Mason Partners Multiple Discipline Funds All Cap and International

DIRECTORS
Paul R. Ades Dwight B. Crane R. Jay Gerken, CFA Chairman Frank G. Hubbard Jerome H. Miller Ken Miller

INVESTMENT MANAGER
Legg Mason Partners Fund Advisor, LLC

SUBADVISERS
Causeway Capital Management LLC
ClearBridge Advisors, LLC

DISTRIBUTORS
Citigroup Global Markets Inc. Legg Mason Investor Services, LLC

CUSTODIAN
State Street Bank and Trust Company

TRANSFER AGENT
PFPC, Inc. 4400 Computer Drive
Westborough, Massachusetts 01581

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP 345 Park Avenue
New York, New York 10154

This report is submitted for the general information of the shareholders of Legg Mason Partners Multiple Discipline Funds All Cap and International, but it may also be used as sales literature when preceded or accompanied by the current Prospectus.

This report must be preceded or accompanied by a free prospectus. Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com/InvestorServices

© 2006 Legg Mason
Investor Services, LLC
Member NASD, SIPC

FD03293 6/06 SR06-194

Legg Mason Partners
Multiple Discipline Funds
All Cap and International

The Fund is a separate series of Legg Mason Partners Investment Funds, Inc., a Maryland corporation.

LEGG MASON PARTNERS MULTIPLE DISCIPLINE FUNDS
ALL CAP AND INTERNATIONAL
Legg Mason Partners Funds
125 Broad Street
10th Floor, MF-2
New York, New York 10004

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call Legg Mason Partners Shareholder Services at 1-800-451-2010.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions is available (1) without charge, upon request, by calling 1-800-451-2010, (2) on the Fund’s website at www.leggmason.com/InvestorServices and (3) on the SEC’s website at www.sec.gov.

ITEM 2. CODE OF ETHICS.
Not Applicable.
ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
Not Applicable.
ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
Not applicable.
ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
Not applicable.
ITEM 6. SCHEDULE OF INVESTMENTS.
Included herein under Item 1.
ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.
Not applicable.
ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.
Not applicable.
ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.
Not applicable.
ITEM 11. CONTROLS AND PROCEDURES.
(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.
(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.
ITEM 12. EXHIBITS.
(a)(1) Not applicable.
Exhibit 99.CODE ETH
(a)(2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT
(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Investment Funds, Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date: January 8, 2007
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Legg Mason Partners Investment Funds, Inc.

Date: January 8, 2007

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Legg Mason Partners Investment Funds, Inc.

Date: January 8, 2007